Trade and Other Receivables	12 Months Ended
Dec. 31, 2018
Trade and Other Receivables
Trade and Other Receivables

9. Trade and Other Receivables

        Trade and other receivables consist of the following:

	As of December 31,
	2017	2018
Trade receivables	1,129	808
VAT receivable	833	1,094
Accrued income	4,034	9,473
Insurance claims	1,452	1,282
Other receivables	3,258	7,587

Total	10,706	20,244

        Trade and other receivables are amounts due from third parties for services performed in the ordinary course of business. They are generally due for settlement immediately and therefore are all classified as current. Trade and other receivables are recognized initially at the amount of consideration that is unconditional unless they contain certain significant financing components, at which point they are recognized at fair value. The Group holds the trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortized cost using the effective interest rate method.

        Accrued income represents net revenues receivable from charterers, which have not yet been invoiced; all other amounts not yet invoiced are included under Other receivables.

        As of December 31, 2017 and 2018, no material receivable balances were past due or impaired, and therefore no allowance was necessary.